SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 16, 2008

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                      001-16533                 63-1261433
(State of Incorporation)        (Commission File No.)    (IRS Employer I.D. No.)


   100 Brookwood Place, Birmingham, Alabama                    35209
    (Address of Principal Executive Office )                 (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 5.02a Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

     On October 16, 2008 our Board of Directors elected W. Stancil Starnes to serve as the Chairman of the Board of ProAssurance Corporation. He assumes that role immediately, and will serve in addition to his role as Chief Executive Officer. Mr. Starnes' election was recommended by our Nominating and Corporate Governance Committee, which is made up entirely of independent directors.


SIGNATURE
         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 17, 2008

                                                  PROASSURANCE CORPORATION





                                                  By:  /s/ Frank B. O'Neil
                                                  ------------------------------
                                                           Frank B. O'Neil
                                                           Senior Vice President